UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 30, 2007

ZEP INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33633	26-0783366
(State or other jurisdiction of Company or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

4401 Northside Parkway, Suite 700, Atlanta, GA	30327
(Address of principal executive offices)	(Zip Code)

(404) 352-1680

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On October 31, 2007 (the “Distribution Date”), the distribution by Acuity Brands, Inc. (“Acuity Brands”) of all of the outstanding shares of common stock of Zep Inc. (“Zep” or “the Company”) to the stockholders of Acuity Brands was completed in a spin-off intended to qualify for tax-free treatment.

The Distribution was effected pursuant to the Agreement and Plan of Distribution, dated October 31, 2007, between Acuity Brands and Zep (the “Distribution Agreement”). A description of the Distribution Agreement is included in the section entitled “Relationship Between Acuity Brands and Us Following the Spin-off—Distribution Agreement” of the information statement filed as Exhibit 99.1 to Zep’s Registration Statement on Form 10, as amended (the “Information Statement”), and incorporated herein by reference. A copy of the Distribution Agreement is attached hereto as Exhibit 2.1 and incorporated herein by reference. A copy of the Information Statement is attached hereto as Exhibit 99.2 and incorporated herein by reference.

In connection with the Distribution, Zep entered into certain other agreements to govern the terms of the spin-off and to define the ongoing relationship between Zep and Acuity Brands following the spin-off, allocating responsibility for obligations arising before and after the spin-off, including obligations relating to taxes, employees, liabilities and certain transition services. Those agreements include:

•

The Tax Disaffiliation Agreement, dated October 31, 2007, between Acuity Brands and Zep (the “Tax Disaffiliation Agreement”). A description of the Tax Disaffiliation Agreement is included in the section entitled “Relationship Between Acuity Brands and Us Following the Spin-off—Tax Disaffiliation Agreement” of the Information Statement and incorporated herein by reference. A copy of the Tax Disaffiliation Agreement is attached hereto as Exhibit 10.1 and incorporated herein by reference.

•

The Transition Services Agreement, dated October 31, 2007, between Acuity Brands and Zep (the “Transition Services Agreement”). A description of the Transition Services Agreement is included in the section entitled “Relationship Between Acuity Brands and Us Following the Spin-off—Transition Services Agreement” of the Information Statement and incorporated herein by reference. A copy of the Transition Services Agreement is attached hereto as Exhibit 10.2 and incorporated herein by reference.

•

The Employee Benefits Agreement, dated October 31, 2007, between Acuity Brands and Zep (the “Employee Benefits Agreement”). A description of the Employee Benefits Agreement is included in the section entitled “Relationship Between Acuity Brands and Us Following the Spin-off—Employee Benefits Agreement” of the Information Statement and incorporated herein by reference. A copy of the Employee Benefits Agreement is attached hereto as Exhibit 10.3 and incorporated herein by reference.

•

The Stockholder Protection Rights Agreement, dated October 30, 2007, between Zep Inc. and Mellon Investor Services LLC (the “Stockholder Protection Rights Agreement”). A description of the Stockholder Protection Rights Agreement is included in the section entitled “Certain Anti-Takeover Provisions of Our Certificate of Incorporation, Bylaws, Rights Agreement, and Delaware Law—Stockholder Protection Rights Agreement” of the Information Statement and incorporated herein by reference. A copy of the Stockholder Protection Rights Agreement is attached hereto as Exhibit 4.2 and incorporated herein by reference.

Item 3.03.	Material Modification of Rights of Security Holders.

On October 30, 2007, Zep entered into the Stockholder Protection Rights Agreement. A description of the material provisions of the Stockholder Protection Rights Agreement are included in the section entitled “Certain Anti-Takeover Provisions of Our Certificate of Incorporation, Bylaws, Rights Agreement, and Delaware Law—

Stockholder Protection Rights Agreement” of the Information Statement and incorporated herein by reference. A copy of the Stockholder Protection Rights Agreement is attached hereto as Exhibit 4.2 and incorporated herein by reference.

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.

Election of Directors

On October 31, 2007, the following persons were elected to Zep’s Board of Directors (the “Board”), effective as of the time of the Distribution:

J. Veronica Biggins

Earnest W. Deavenport, Jr.

Joseph Squicciarino

Information regarding the directors listed above is contained in the Information Statement and incorporated herein by reference. The new directors join John K. Morgan, Sidney J. Nurkin, and Kenyon W. Murphy, who were on the Board prior to the Distribution.

There are no arrangements or understandings between any of the individuals listed above and any other person pursuant to which such individuals were selected as directors. There are no transactions involving any of the individuals listed above that would be required to be reported under Item 404(a) of Regulation S-K.

Appointment of Committee Members

On October 31, 2007, the Board appointed Mr. Squicciarino (Chair), Mr. Murphy and Mr. Nurkin as members of the Audit Committee, Mr. Deavenport (Chair), Ms. Biggins and Mr. Murphy as members of the Compensation Committee, and Mr. Nurkin (Chair), Ms. Biggins and Mr. Deavenport as members of the Nominating and Corporate Governance Committee.

Appointment of Principal Officers

On October 31, 2007, the following persons were appointed as the principal officers of Zep effective as of the time of the Distribution:

John K. Morgan, Chairman, President, and Chief Executive Officer

Mark R. Bachmann, Executive Vice President and Chief Financial Officer

William A. (Bill) Holl, Executive Vice President and Chief Commercial Officer

Cedric M. Brown, Senior Vice President and Chief Supply Chain Officer

C. Francis Whitaker, III, Vice President, General Counsel, and Secretary

Information regarding the officers named above is contained in the Information Statement and incorporated herein by reference.

Compensatory Arrangements of Certain Officers

In connection with the Distribution, Zep adopted benefits plans for certain executives, directors, and employees of Zep. Those plans include:

•

Zep Inc. Long-Term Incentive Plan, dated October 31, 2007 (the “Long-Term Incentive Plan”). A description of the Long-Term Incentive Plan is included in the sections entitled “Compensation Discussion and Analysis” and “Executive Compensation” of the Information Statement and incorporated herein by reference. A copy of the Long-Term Incentive Plan is attached hereto as Exhibit 10.4 and incorporated herein by reference.

•

Zep Inc. Non-Employee Director Deferred Compensation Plan, dated October 31, 2007 (the “Non-Employee Director Deferred Compensation Plan”). A description of the Non-Employee Director Deferred Compensation Plan is included in the sections entitled “Compensation Discussion and Analysis” and “Executive Compensation” of the Information Statement and incorporated herein by reference. A copy of the Director Deferred Compensation Plan is attached hereto as Exhibit 10.5 and incorporated herein by reference.

•

Zep Inc. Supplemental Deferred Savings Plan, dated October 31, 2007 (the “Supplemental Deferred Savings Plan”). A description of the Supplemental Deferred Savings Plan is included in the sections entitled “Compensation Discussion and Analysis” and “Executive Compensation” of the Information Statement and incorporated herein by reference. A copy of the Supplemental Deferred Savings Plan is attached hereto as Exhibit 10.6 and incorporated herein by reference.

•

Zep Inc. Management Compensation and Incentive Plan, dated October 31, 2007 (the “Management Compensation and Incentive Plan”). A description of the Management Compensation and Incentive Plan is included sections entitled “Compensation Discussion and Analysis” and “Executive Compensation” of the Information Statement and incorporated herein by reference. A copy of the Management Compensation and Incentive Plan is attached hereto as Exhibit 10.7 and incorporated herein by reference.

The Company has also adopted forms of award agreements to be entered into with certain executives, directors, and employees in connection with the adopted benefits plans. Copies of the award agreements are attached hereto as Exhibits 10.8 through 10.15 and incorporated herein by reference.

In addition, the Company has adopted forms of indemnification, change-in-control, and severance agreements to be entered into with certain executive officers. Copies of the agreements are attached hereto as Exhibits 10.16 through 10.19 and incorporated herein by reference.

Item 8.01.	Other Events.

On November 1, 2007 the Company issued a press release announcing it was officially launched as an independent company, that its common stock shares began trading under the stock symbol “ZEP” on a “when issued” basis on the New York Stock Exchange (the “NYSE”) as of October 15, 2007, and that regular-way trading of the Company’s common shares began trading on the NYSE as of November 1, 2007. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
2.1	Agreement and Plan of Distribution, dated October 31, 2007, between Acuity Brands and Zep.

4.1	Certificate representing Zep Inc. common stock.

4.2	Stockholder Protection Rights Agreement, dated October 30, 2007, between Zep and Mellon Investor Services LLC.

10.1	Tax Disaffiliation Agreement, dated October 31, 2007, between Acuity Brands and Zep.

10.2	Transition Services Agreement, dated October 31, 2007, between Acuity Brands and Zep.

10.3	Employee Benefits Agreement, dated October 31, 2007, between Acuity Brands and Zep.

10.4	Zep Inc. Long-Term Incentive Plan, dated October 31, 2007.

10.5	Zep Inc. Non-Employee Director Deferred Compensation Plan, dated October 31, 2007.

10.6	Zep Inc. Supplemental Deferred Savings Plan, dated October 31, 2007.

10.7	Zep Inc. Management Compensation and Incentive Plan, dated October 31, 2007.

10.8	Form of Stock Appreciation Rights Agreement for Executive Officers.

10.9	Form of Nonqualified Stock Option Agreement for Executive Officers.

10.10	Form of Nonqualified Stock Option Agreement for Key Employees.

10.11	Form of Incentive Stock Option Agreement for Key Employees.

10.12	Form of Incentive Stock Option Agreement for Executive Officers.

10.13	Form of Long-Term Incentive Plan Restricted Stock Award Agreement (without Restrictive Covenants).

10.14	Form of Long-Term Incentive Plan Restricted Stock Award Agreement (with Restrictive Covenants).

10.15	Form of Long-Term Incentive Plan Restricted Stock Units Award Agreement.

10.16	Form of Indemnification Agreement.

10.17	Form of Change-in-Control Agreement.

10.18	Form of Severance Agreement.

10.19	Form of Change-in-Control Agreement for Certain Executive Officers.

10.20	Form of Stock Appreciation Rights Agreement for Key Employees.

10.21	Form of Stock Option Agreement for Nonemployee Directors.

10.22	Form of Stock Appreciation Rights Agreement for Nonemployee Directors.

10.23	Form of Long-Term Incentive Plan Restricted Stock Award Agreement for Nonemployee Directors.

99.1	Press release dated as of November 1, 2007.

99.2	Information Statement, as amended October 10, 2007 (Reference is made to Exhibit 99.1 of registrant’s Form 10 as filed with the Commission on October 10, 2007 and incorporated herein by reference).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Zep Inc.

November 5, 2007	By:	/s/ C. Francis Whitaker, III
C. Francis Whitaker, III
Vice President, General Counsel, and Secretary